Exhibit 33.8

ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA

The management (“Management”) of the Corporate Trust Services division of Wells Fargo Bank, National Association (the “Company”) is responsible for assessing the Company’s compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regards to the servicing platform for the period as follows:

Period: As of and for the twelve months ended December 31, 2015 (the “Period”).

Platform: The platform consists of commercial mortgage-backed securities (“CMBS”) transactions backed by pools of commercial mortgage loans and/or backed by CMBS for which the Company provides trustee, securities administration and/or paying agent services and where some or all of the offered securities for such CMBS transactions were either (a) publicly-issued pursuant to a registration statement delivered under the Securities Act of 1933, or (b) privately-issued pursuant to an exemption from registration where the Company has an obligation under the transaction agreements to deliver an assessment of compliance with the applicable servicing criteria under Item 1122(d) of Regulation AB; provided however that, the platform excludes any transactions (i) where the offered securities were issued, sponsored or guaranteed by any agency or instrumentality of the U.S. government or any government sponsored entity, and (ii) where the offered securities were issued pursuant to a transaction that closed prior to January 1, 2006 and for which the Company outsources all material servicing activities (as defined by Regulation AB) (the “CMBS Platform”). Appendix A identifies the individual transactions defined by Management as constituting the CMBS Platform for the Period.

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d) applicable to the Company’s obligations in the related transaction agreements with respect to the CMBS Platform for the Period, except for the following servicing criteria: 1122(d)(4)(ii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi), 1122(d)(4)(vii), 1122(d)(4)(viii), 1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii), 1122(d)(4)(xiii) and 1122(d)(4)(xiv), which Management has determined are not applicable to the activities the Company performed with respect to the CMBS Platform for the Period; provided however that, with respect to the CMBS Platform (a) servicing criterion 1122(d)(1)(v) is applicable to the activities the Company performs related to the aggregation of information received and the conveyance of such information as required by the transaction agreements for certain transactions, including those transactions issued on or before November 23, 2015, where compliance for such activities was previously assessed under other servicing criteria in accordance with the SEC Division of Corporation Finance’s Manual of Publicly Available Interpretations on Regulation AB and Related Rules, Interpretation 11.03 and (b) servicing criterion 1122(d)(4)(iii) is applicable only to the activities the Company performs related to the process of making or effecting an addition, removal or substitution to the asset pool in accordance with the transaction agreements (the “Applicable Servicing Criteria”).

Third parties classified as vendors: With respect to servicing criterion 1122(d)(4)(i), the Company has engaged a vendor to handle certain Uniform Commercial Code filing functions required by the servicing criterion. Management has determined that this vendor is not considered a “servicer” as defined in Item 1101(j) of Regulation AB, and Management elects to take responsibility for assessing compliance with the portion of the servicing criterion applicable to this vendor as permitted by the SEC’s Compliance and Disclosure Interpretation, Section 200.06, Vendors Engaged by Servicers (formerly SEC Manual Telephone Interpretation 17.06) (“C&DI, 200.06”). The Company has policies and procedures in place designed to provide reasonable assurance that the vendor’s activities comply in all material respects with the servicing criterion applicable to the vendor. Management is solely responsible for determining that the Company meets the SEC requirements to apply C&DI, 200.06 for the vendor and related criterion.

With respect to the CMBS Platform and the Period, Management provides the following assessment of the Company’s compliance with respect to the Applicable Servicing Criteria:

1. Management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

2. Management has assessed the Company’s compliance with the Applicable Servicing Criteria, including the servicing criterion for which compliance is determined based on C&DI, 200.06, as described above. In performing this assessment, Management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. With respect to applicable servicing criteria 1122(d)(2)(iii) and 1122(d)(4)(iii), Management has determined that there were no activities performed during the Period with respect to the CMBS Platform, because there were no occurrences of events that would require the Company to perform such activities.

4. Based on such assessment for the Period, the Company has complied, in all material respects with the Applicable Servicing Criteria.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to Management’s assessment of the Company’s compliance with the Applicable Servicing Criteria for the Period.

WELLS FARGO BANK, National Association

By:	/s/ David J. Ward
David J. Ward

Title:	Senior Vice President

Dated:	February 26, 2016

2

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
BAC 2000-2A	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-2
BAC 2001-1	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-1
BAC 2001-3	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-3
BAC 2002-PB2	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-PB2
BAC 2003-2	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-2
BAC 2004-1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-1
BAC 2004-3	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-3
BAC 2004-5	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-5
BAC 2005-1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-1
BAC 2005-4	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4
BAC 2006-3	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-3
BAC 2006-4	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-4
BAC 2006-6	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-6
BAC 2007-2	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-2
BAC 2007-3	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-3
BAC 2007-4	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4
BAC 2007-5	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-5
BACM 2008-1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-1
BACM 2008-LS1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-LS1
BANC OF AMER 2006-1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-1
BEAR 2000-WF2	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-WF2
BEAR 2001-TOP2	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-TOP2
BEAR 2001-TOP4	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-TOP4
BEAR 2002-PBW1	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-PBW1
BEAR 2002-TOP6	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-TOP6
BEAR 2002-TOP8	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-TOP8
BEAR 2003-PWR2	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-PWR2
BEAR 2003-TOP10	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-TOP10
BEAR 2003-TOP12	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-TOP12
BEAR 2004-PWR3	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR3

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
BEAR 2004-PWR4	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR4
BEAR 2004-PWR5	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR5
BEAR 2004-PWR6	Bear Stearns Commercial Mortgage Securities II Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR6
BEAR 2004-TOP14	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP14
BEAR 2004-TOP16	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP16
BEAR 2005-AFR1	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-AFR1
BEAR 2005-PWR10	Bear Stearns Commercial Mortgage Securities II Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-PWR10
BEAR 2005-PWR7	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-PWR7
BEAR 2005-PWR8	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-PWR8
BEAR 2005-PWR9	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-PWR9
BEAR 2005-TOP18	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-TOP18
BEAR 2005-TOP20	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-TOP20
BEAR 2006-PWR11	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-PWR11
BEAR 2006-PWR12	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-PWR12
BEAR 2006-PWR13	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-PWR13
BEAR 2006-PWR14	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-PWR14
BEAR 2006-TOP22	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP22
BEAR 2006-TOP24	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP24
BEAR 2007-PWR15	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR15
BEAR 2007-PWR16	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR16
BEAR 2007-PWR17	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17
BEAR 2007-PWR18	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR18
BEAR 2007-TOP26	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-TOP26
BEAR 2007-TOP28	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-TOP28
BSC 1999-WF2	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-WF2
CCMT 2004-C2	Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-C2
CCMT 2008-C7	Citigroup Commercial Mortgage Trust 2008-C7 Commercial Mortgage Pass-Through Certificates, Series 2008-C7
CD 2006-CD2	CD 2006-CD2 Commercial Mortgage Pass-Through Certificates
COBALT 2006-C1	COBALT CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1
COBALT 2007-C2	COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2
COBALT 2007-C3	COBALT CMBS Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates, Series 2007-C3

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
COM 1998-C02	Commercial Mortgage Acceptance Corp. Commercial Mortgage Pass-Through Certificates, Series 1998-C2
COMM12-CCRE1	COMM 2012-CCRE1 Commercial Mortgage Pass-Through Certificates
COMM12-CCRE2	COMM 2012-CCRE2 Commercial Mortgage Pass-Through Certificates
COMM12-CCRE4	COMM 2012-CCRE4 Commercial Mortgage Pass-Through Certificates
COMM12-CCRE5	COMM 2012-CCRE5 Commercial Mortgage Pass-Through Certificates
COMM13-CCRE7	COMM 2013-CCRE7 Commercial Mortgage Pass-Through Certificates
COMM13-LC6	COMM 2013-LC6 Commercial Mortgage Pass-Through Certificates
COMM15-CCRE23	COMM 2015-CCRE23 Commercial Mortgage Pass-Through Certificates
COMM 2000-1	COMM 2000-C1 Commercial Mortgage Pass-Through Certificates
COMM 2003-LNB1	COMM 2003-LNB1 Commercial Mortgage Pass-Through Certificates
COMM 2004-LNB2	COMM 2004-LNB2 Commercial Mortgage Pass-Through Certificates
COMM 2004-LNB3	COMM 2004-LNB3 Commercial Mortgage Pass-Through Certificates
COMM 2004-LNB4	COMM 2004-LNB4 Commercial Mortgage Pass-Through Certificates
COMM 2005-C6	COMM 2005-C6 Commercial Mortgage Pass-Through Certificates
COMM 2005-LP5	COMM 2005-LP5 Commercial Mortgage Pass-Through Certificates
COMM 2006-C7	COMM 2006-C7 Commercial Mortgage Pass-Through Certificates
COMM 2006-C8	COMM 2006-C8 Commercial Mortgage Pass-Through Certificates
COMM 2007-C9	COMM 2007-C9 Commercial Mortgage Pass-Through Certificates
COMM2013-CCRE10	COMM 2013-CCRE10 Commercial Mortgage Pass-Through Certificates
COMM2013-CCRE12	COMM 2013-CCRE12 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE15	COMM 2014-CCRE15 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE16	COMM 2014-CCRE16 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE18	COMM 2014-CCRE18 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE19	COMM 2014-CCRE19 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE20	COMM 2014-CCRE20 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE21	COMM 2014-CCRE21 Commercial Mortgage Pass-Through Certificates
COMM2014-LC15	COMM 2014-LC15 Commercial Mortgage Pass-Through Certificates
COMM2014-LC17	COMM 2014-LC17 Commercial Mortgage Pass-Through Certificates
COMM2014-UBS3	COMM 2014-UBS3 Commercial Mortgage Pass-Through Certificates
COMM2014-UBS5	COMM2014-UBS5 Commercial Mortgage Pass-Through Certificates
COMM2014-UBS6	COMM 2014-UBS6 Commercial Mortgage Pass-Through Certificates

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
COMM2015-CCRE24	COMM 2015-CCRE24 Commercial Mortgage Pass-Through Certificates
COMM2015-CCRE26	COMM 2015-CCRE26 Commercial Mortgage Pass-Through Certificates
COMM2015-CCRE27	COMM 2015-CCRE27 Commercial Mortgage Pass-Through Certificates
COMM2015-DC1	COMM 2015-DC1 Commercial Mortgage Pass-Through Certificates
COMM2015-LC19	COMM 2015-LC19 Commercial Mortgage Pass-Through Certificates
COMM2015-LC23	COMM 2015-LC23 Commercial Mortgage Pass-Through Certificates
COMM2015-PC1	COMM 2015-PC1 Commercial Mortgage Pass-Through Certificates
CSAIL2015-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C1
CSAIL2015-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C2
CSAIL2015-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C3
CSAIL2015-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C4
CSF 1999-C01	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-C1
CSF 2000-C01	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2000-C1
CSFB 2001-CF2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CF2
CSFB 2001-CK1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates ,Series 2001-CK1
CSFB 2001-CK6	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates ,Series 2001-CK6
CSFB 2001-CKN5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5
CSFB 2001-CP4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CP4
CSFB 2002-CKP1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKP1
CSFB 2002-CKS4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKS4
CSFB 2002-CP5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CP5
CSFB 2003-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C3
CSFB-2003-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C4
CSFB 2003-C5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C5
CSFB 2003-CK2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CK2
CSFB 2003-CPN1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CPN1
CSFB 2004-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1
CSFB 2004-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C2
CSFB 2004-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C3
CSFB 2004-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C4
CSFB 2004-C5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C5

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
CSFB 2005-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C1
CSFB 2005-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C2
CSFB 2005-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C3
CSFB 2005-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C4
CSFB 2005-C5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C5
CSFB 2005-C6	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C6
CSFB 2006-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C1
CSFB 2006-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C2
CSFB 2006-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C3
CSFB 2006-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C4
CSFB 2006-C5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C5
CSFB 2007-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C1
CSFB 2007-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2
CSFB 2007-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3
CSFB 2007-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C4
CSFB 2007-C5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C5
CSFB 2008-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2008-C1
CSMC2015-GLPA	CSMC 2015-GLPA Commercial Mortgage Pass-Through Certificates, Series 2015-GLPA
CSMC2015-GLPB	CSMC 2015-GLPB Commercial Mortgage Pass-Through Certificates, Series 2015-GLPB
DBUBS 11-LC3	DBUBS 2011-LC3 Commercial Mortgage Pass-Through Certificates
DLJ 1998-CF1	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-CF1
DLJ 1998-CF2	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
DLJ 1998-CG1	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-CG1
DLJ 1999-CG1	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-CG1
DLJ 1999-CG2	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-CG2
DLJ 1999-CG3	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-CG3
DLJ 2000-CKP1	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 2000-CKP1
FDIC 2012-C1	FDIC Commercial Mortgage Pass-Through Certificates Series 2012-C1
FIRST UNION 2000-C2	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C2
FIRST UNION 2001-C1	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C1
FIRST UNION 2001-C2	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
FIRST UNION 2001-C4	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates , Series 2001-C4
FLB 1998-C02	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-C2
FUCM 2000-C1	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1
FUN 1999-C01	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, FUNB Series 1999-C1
FUN 1999-C02	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-C2
FUN 1999-C04	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-C4
GE 2002-1	GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-1
GE 2005-C2	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C2
GE 2005-C4	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C4
GE CAP 2002-3	GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-3
GE CAP 2003-C1	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2003-C1
GE CAP 2004-C1	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C1
GE CAP 2004-C3	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C3
GECMC 2007-C1	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1
GMAC 2001-C1	GMAC Commercial Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 2001-C1
GMAC 2002-C3 A	GMAC Commercial Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 2002-C3
GMAC 2003-C2	GMAC Commercial Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 2003-C2
GMAC 2004-C1	GMAC Commercial Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 2004-C1
GMAC 2004-C3	GMAC Commercial Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 2004-C3
GMAC 2006-C1	GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-C1
GMC 1999-C01	GMAC Commercial Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 1999-C1
GMC 1999-C03	GMAC Commercial Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 1999-C3
GMC 2000-C02	GMAC Commercial Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 2000-C2
GS 2003-C1	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2003-C1
GS 2005-GG4	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2005-GG4
GS 2006-GG6	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG6
GS 2006-GG8	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG8
GS 2007-GG10	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10
GSM2015-GC28	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC28
GSM2015-GS1	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1
GSMS2013-CJ14	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ14

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
GSMS 2013-GCJ12	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ12
GSMS2014-GC18	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC18
GSMS2014-GC20	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC20
GSMS2014-GC22	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC22
GSMS2014-GC24	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC24
GSMS2015-590M	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-590M
GSMS2015-GC32	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC32
GSMSC 12-GC6	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GC6
GSMSC 12GCJ7	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ7
GSMSC 2013-GC10	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GC10
JPM 2000-C9	J.P. Morgan Commercial Mortgage Finance Corp., Mortgage Pass-Through Certificates, Series 2000-C9
JPM 2002-C3	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-C3
JPM 2002-CIBC4	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CIBC4
JPM 2002-CIBC5	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CIBC5
JPM 2013-C12	JPMBB Commercial Mortgage Securities Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12
JPM2013-C13	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C13, Commercial Mortgage Pass-Through Certificates, Series 2013-C13
JPM2013-C14	JPMBB Commercial Mortgage Securities Trust 2013-C14, Commercial Mortgage Pass-Through Certificates, Series 2013-C14
JPM2013-C15	JPMBB Commercial Mortgage Securities Trust 2013-C15, Commercial Mortgage Pass-Through Certificates, Series 2013-C15
JPM2013-C16	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C16, Commercial Mortgage Pass-Through Certificates, Series 2013-C16
JPM2014-C18	JPMBB Commercial Mortgage Securities Trust 2014-C18, Commercial Mortgage Pass-Through Certificates, Series 2014-C18
JPM2014-C19	JPMBB Commercial Mortgage Securities Trust 2014-C19, Commercial Mortgage Pass-Through Certificates, Series 2014-C19
JPM2014-C20	J.P. Morgan Chase Commercial Mortgage Securities Trust 2014-C20, Commercial Mortgage Pass-Through Certificates, Series 2014-C20
JPM2014-C21	JPMBB Commercial Mortgage Securities Trust 2014-C21, Commercial Mortgage Pass-Through Certificates, Series 2014-C21
JPM2014-C22	JPMBB Commercial Mortgage Securities Trust 2014-C22, Commercial Mortgage Pass-Through Certificates, Series 2014-C22
JPM2014-C23	JPMBB Commercial Mortgage Securities Trust 2014-C23, Commercial Mortgage Pass-Through Certificates, Series 2014-C23
JPM2014-C24	JPMBB Commercial Mortgage Securities Trust 2014-C24, Commercial Mortgage Pass-Through Certificates, Series 2014-C24
JPM2014-C26	JPMBB Commercial Mortgage Securities Trust 2014-C26, Commercial Mortgage Pass-Through Certificates, Series 2014-C26
JPM2015-C27	JPMBB Commercial Mortgage Securities Trust 2015-C27, Commercial Mortgage Pass-Through Certificates, Series 2015-C27
JPM2015-C28	JPMBB Commercial Mortgage Securities Trust 2015-C28, Commercial Mortgage Pass-Through Certificates, Series 2015-C28
JPM2015-C29	JPMBB Commercial Mortgage Securities Trust 2015-C29, Commercial Mortgage Pass-Through Certificates, Series 2015-C29
JPM2015-C30	JPMBB Commercial Mortgage Securities Trust 2015-C30, Commercial Mortgage Pass-Through Certificates, Series 2015-C30

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
JPM2015-C31	JPMBB Commercial Mortgage Securities Trust 2015-C31, Commercial Mortgage Pass-Through Certificates, Series 2015-C31
JPM2015-C32	JPMBB Commercial Mortgage Securities Trust 2015-C32, Commercial Mortgage Pass-Through Certificates, Series 2015-C32
JPM2015-C33	JPMBB Commercial Mortgage Securities Trust 2015-C33, Commercial Mortgage Pass-Through Certificates, Series 2015-C33
JPM2015-JP1	JPMCC Commercial Mortgage Securities Trust 2015-JP1, Commercial Mortgage Pass-Through Certificates, Series 2015-JP1
JPMB2014-C25	JPMBB Commercial Mortgage Securities Trust 2014-C25, Commercial Mortgage Pass-Through Certificates, Series 2014-C25
JPMC 12-CIBX	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX, Commercial Mortgage Pass-Through Certificates, Series 2012-CIBX
JPMC 12-LC9	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-LC9, Commercial Mortgage Pass-Through Certificates, Series 2012-LC9
JPMC 13-LC11	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-LC11, Commercial Mortgage Pass-Through Certificates, Series 2013-LC11
JPMC 2011-C5	J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5, Commercial Mortgage Pass-Through Certificates, Series 2011-C5
JPMC 2012-C6	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6
JPMC 2012-C8	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C8, Commercial Mortgage Pass-Through Certificates, Series 2012-C8
JPMC 2013-C10	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mortgage Pass-Through Certificates, Series 2013-C10
JPMC2013-C17	JPMBB Commercial Mortgage Securities Trust 2013-C17, Commercial Mortgage Pass-Through Certificates, Series 2013-C17
JPMC2015-HGLR	Houston Galleria Mall Trust 2015-HGLR, Commercial Mortgage Securities Pass-Through Certificates, Series 2015-HGLR
JPMC2015-WPG	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-WPG
JPM CHAS 2004-CIBC10	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, 2004-CIBC10
JPM CHAS 2005-CIBC11	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC11
JPM CHAS 2005-CIBC13	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC13
JPM CHAS 2006-CIBC16	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC16
JPM CHAS 2007-CIBC18	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC18
JPM CHAS 2007-CIBC20	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC20
JPM CHASE 2003-C1	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C1
JPM CHASE 2003-PM1	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-PM1
JPM CHASE 2004-C1	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1
JPM CHASE 2004-C2	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C2
JPM CHASE 2004-C3	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C3
JPM CHASE 2004-CIBC8	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC8
JPM CHASE 2004-LN2	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-LN2
JPM CHASE 2005-LDP3	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3
JPM CHASE 2005-LDP4	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP4
JPM CHASE 2006-LDP6	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-LDP6

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
JPM CHASE 2006-LDP9	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9
JPM CHASE 2007-C1	J.P. Morgan Chase Commercial Mortgage Securities Trust, 2007-C1 Commercial Pass-Through Certificates, Series 2007-C1
JPM CHASE 2007-LDP10	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP10
JP MORGAN 2001-C1	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-C1
JP MORGAN 2001-CIBC2	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CIBC2
JP MORGAN 2001-CIBC3	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CIBC3
JP MORGAN 2006-FL2	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-FL2
JP MORGAN 2007-FL1	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-FL1
LBC 1999-C01	LB Commercial Mortgage Trust 1999-C1, Commercial Mortgage Pass-Through Certificates, Series 1999-C1
LB-UBS 2004-C2	LB-UBS Commercial Mortgage Trust 2004-C2, Commercial Mortgage Pass-Through Certificates, Series 2004-C2
LB-UBS 2004-C4	LB-UBS Commercial Mortgage Trust 2004-C4, Commercial Mortgage Pass-Through Certificates, Series 2004-C4
MAD2015-11MD	MAD 2015-11MD Mortgage Trust, Commercial Mortgage Pass-Through Certificates
ML 2004-MKB1	Merrill Lynch Mortgage Investors, Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-MKB1
ML 2005-MCP1	Merrill Lynch Mortgage Investors, Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-MCP1
MLC 1998-C02	Merrill Lynch Mortgage Investors, Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-C2
MLC 1998-CTA	Merrill Lynch Mortgage Investors, Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-C1-CTL
MLC 1999-C01	Merrill Lynch Mortgage Investors, Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-C1
ML-CFC 2006-3	ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mortgage Pass-Through Certificates, Series 2006-3
ML-CFC 2007-5	ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5
ML-CFC 2007-9	ML-CFC Commercial Mortgage Trust 2007-9, Commercial Mortgage Pass-Through Certificates, Series 2007-9
MLMT 2005-LC1	Merrill Lynch Mortgage Investors, Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-LC1
MLMT 2007-C1	Merrill Lynch Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1
MORGAN 2006-TOP21	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP21
MS 2006-TOP23	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP23
MS 2007-TOP25	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25
MS 2007-TOP27	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-TOP27
MSBAM 12-C6	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6
MSBAM 13-C8	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mortgage Pass-Through Certificates, Series 2013-C8
MSBAM 13-C9	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9, Commercial Mortgage Pass-Through Certificates, Series 2013-C9
MSBAM14-C19	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19, Commercial Mortgage Pass-Through Certificates, Series 2014-C19
MSBAM15-C23	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23, Commercial Mortgage Pass-Through Certificates, Series 2015-C23

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
MSBAM 2013-C10	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10, Commercial Mortgage Pass-Through Certificates, Series 2013-C10
MSBAM2013-C11	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11, Commercial Mortgage Pass-Through Certificates, Series 2013-C11
MSBAM2013-C12	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12
MSBAM2013-C13	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13, Commercial Mortgage Pass-Through Certificates, Series 2013-C13
MSBAM2014-C14	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14, Commercial Mortgage Pass-Through Certificates, Series 2014-C14
MSBAM2014-C15	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15, Commercial Mortgage Pass-Through Certificates, Series 2014-C15
MSBAM2015-C20	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20, Commercial Mortgage Pass-Through Certificates, Series 2015-C20
MSBAM2015-C21	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21, Commercial Mortgage Pass-Through Certificates, Series 2015-C21
MSBAM2015-C22	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, Commercial Mortgage Pass-Through Certificates, Series 2015-C22
MSBAM2015-C24	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24, Commercial Mortgage Pass-Through Certificates, Series 2015-C24
MSBAM2015-C26	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26, Commercial Mortgage Pass-Through Certificates, Series 2015-C26
MSBAM2015-C27	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27, Commercial Mortgage Pass-Through Certificates, Series 2015-C27
MSC 2001-IQ	Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-IQ
MSC 2001-PPM	Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-PPM
MSC 2001-TOP1	Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-TOP1
MSC 2001-TOP3	Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-TOP3
MSC 2001-TOP5	Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-TOP5
MSC 2002-HQ	Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-HQ
MSC 2002-TOP7	Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-TOP7
MSC 2003-HQ2	Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-HQ2
MSC 2003-IQ4	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-IQ4
MSC 2003-IQ6	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-IQ6
MSC 2003-TOP11	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-TOP11
MSC 2003-TOP9	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-TOP9
MSC 2004-HQ4	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-HQ4
MSC 2004-IQ8	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-IQ8
MSC 2004-TOP13	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP13
MSC 2004-TOP15	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP15
MSC 2005-HQ5	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ5
MSC 2005-HQ6	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6
MSC 2005-IQ10	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-IQ10

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
MSC 2005-TOP 17	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005 -TOP17
MSC 2005-TOP 19	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-TOP19
MSC 2006-HQ10	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-HQ10
MSC 2006-IQ12	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12
MSC 2007-HQ11	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ11
MSC 2007-HQ13	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ13
MSC2015-MS1	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-MS1
MSCC 11-C3	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C3
MSCC 12-C4	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4
MSCFG2015-ALDR	MSCCG Trust 2015-ALDR Commercial Mortgage Pass-Through Certificates, Series 2015-ALDR
MSCI 2007-HQ12	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ12
MSCI 2007-IQ15	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15
MSCI 2007-IQ16	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16
MSCI 2008-TOP29	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-TOP29
MSCI2015-UBS8	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8
MSMC 1998-WF2	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-WF2
MSMC 1999-FN1	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FN1
MSMC 1999-WF1	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-WF1
PNC 2001-C1	PNC Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-C1
PSSFC 2003-PWR1	Prudential Securities Secured Financing Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-PWR1
RBSCF2013-GSP	RBS Commercial Funding Inc. 2013-GSP Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-GSP
SALOMON 00-C3	Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C3
SASCO TIAA 2007-C4	TIAA Seasoned Commercial Mortgage Trust 2007-C4, Commercial Mortgage Pass-Through Certificates, Series 2007-C4
SBMSVII 2000-C1	Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1
SBMSVII 2000-C2	Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C2
WACHOVIA 2006-C23	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C23
WACHOVIA 2006-C25	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C25
WACHOVIA 2006-C26	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C26
WACHOVIA 2006-C27	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C27
WACHOVIA 2006-C28	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C28
WACHOVIA 2006-C29	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C29

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
WACHOVIA 2007-30	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-30
WACHOVIA 2007-C31	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C31
WACHOVIA 2007-C32	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C32
WACHOVIA 2007-C33	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C33
WACHOVIA 2007-C34	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C34
WACM 2002-C1	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-C1
WACM 2002-C2	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-C2
WACM 2003-C3	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-C3
WACM 2003-C5	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-C5
WACM 2003-C6	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-C6
WACM 2003-C8	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-C8
WACM 2004-C10	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-C10
WACM 2004-C11	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-C11
WACM 2004-C15	Wachovia Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-C15
WACM 2005-C16	Wachovia Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-C16
WACM 2005-C17	Wachovia Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-C17
WACM 2005-C19	Wachovia Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-C19
WACM 2005-C21	Wachovia Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-C21
WACM 2005-C22	Wachovia Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-C22
WFCM 12-LC5	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-LC5
WFCM2014-LC16	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC16
WFCM2014-LC18	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC18
WFCM2015-C26	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C26
WFCM2015-C27	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C27
WFCM2015-C28	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C28
WFCM2015-C29	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C29
WFCM2015-C30	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C30
WFCM2015-C31	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C31
WFCM2015-LC20	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-LC20
WFCM2015-LC22	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-LC22
WFCM2015-NXS1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
WFCM2015-NXS2	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS2
WFCM2015-NXS3	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3
WFCM2015-NXS4	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS4
WFCM2015-P2	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-P2
WFCM 2015-SG1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-SG1
WFCMT 2013-LC12	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-LC12
WFRBS 11-C5	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C5
WFRBS 12-C10	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C10
WFRBS 12-C6	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C6
WFRBS 12-C7	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C7
WFRBS 12-C8	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C8
WFRBS 12-C9	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C9
WFRBS 13-C11	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C11
WFRBS 13-C12	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C12
WFRBS 13-C13	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C13
WFRBS 13-C14	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C14
WFRBS2013-C15	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C15
WFRBS2013-C16	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C16
WFRBS2013-C17	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C17
WFRBS2013-C18	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C18
WFRBS2013-UBS1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-UBS1
WFRBS2014-C19	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C19
WFRBS2014-C20	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C20
WFRBS2014-C21	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C21
WFRBS2014-C22	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C22
WFRBS2014-C23	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C23
WFRBS2014-C24	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C24
WFRBS2014-C25	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C25
WFRBS2014-LC14	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC14